Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions [Abstract]
Related party transactions
Note 30 – Related party transactions

The Company transacts business with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd and Farahead Investments Inc (hereafter jointly referred to as "Hemen") and companies associated with Hemen have a significant interest:

·	Ship Finance International Limited ("Ship Finance")

·	Asia Offshore Drilling Limited ("AOD")

·	Scorpion Offshore Ltd ("Scorpion")

·	Metrogas Holdings Inc ("Metrogas")

·	Frontline Management (Bermuda) Limited ("Frontline")

The Company has entered into sale and lease back contracts for several drilling units with Ship Finance, a company in which our principal shareholders Hemen and companies associated with Hemen have a significant interest. Hemen is controlled by trusts established by the Company's President and Chairman Mr. John Fredriksen for the benefit of his immediate family. The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company's consolidated accounts. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company's consolidated accounts (See also note 33).

In the 12 months ended December 31, 2011, the Company incurred the following lease costs on units leased back from Ship Finance subsidiaries.

Rig	In millions of US dollar
West Prospero	7
West Polaris	126
West Hercules	120
West Taurus	112
Total	365

These lease costs are eliminated on consolidation.

On June 24, 2011, we entered into a share sale and purchase agreement with Ship Finance, where we acquired all the shares of Rig Finance II Limited, which was the owner of West Prospero. The acquisition price for the shares amounted to $47 million. This transaction is accounted for as an equity transaction and no gain or loss is recognized.

In July 2011, we participated in a private placement in Asian Offshore Drilling (AOD) and were allocated shares for $54 million, which corresponds to a 33.75% ownership stake. AOD was established by Mermaid Maritime Public Company Limited in late 2010 when two MOD-V B Class jack-up rigs where ordered at Keppel FELS in Singapore. AOD had additional option agreements for construction of two similar units. Furthermore, it was agreed that we would be responsible for the construction supervision, project management and commercial management of all of AODs jack-up rigs. The total amount of management fees amounted to $2 million for the 12 months ended December 31, 2011.

In December 2010, we agreed to amend the original sale and leaseback agreement with Rig Finance II Ltd. granting them a put option exercisable at the end of the lease period at which point in time the jack-up rig West Prospero could be sold to Seadrill at a fixed price of $40 million.

On July 1, 2010 our fully consolidated VIEs, SFL Deepwater Ltd and SFL Polaris Ltd, paid a dividend of $290 million and $145 million respectively to Ship Finance. Ship Finance simultaneously granted loans to SFL Deepwater Ltd and SFL Polaris Ltd for the same amounts. The loans bear interest at 4.5% per annum and comprise the balance of $435 million, reported as long-term debt due to related parties in our balance sheet as of December 31, 2011.

As of December 31, 2009, the Company had a receivable on Ship Finance of $90 million related to an unsecured credit facility. The loan was repaid on March 30, 2010. Interest payable by Ship Finance, agreed on an arms-length basis, is paid monthly. Interest of $0, $3 and $9 million was received from Ship Finance in the twelve months ended December 31, 2011, 2010 and 2009 respectively.

In April 2009, the Company obtained an unsecured credit facility loan of $60 million from Metrogas. The amount was repaid in June 2009. Interest payable in accordance with arms-length principles amounted to $1 million in the twelve months ended December 31, 2009.

In November 2009, the Company provided a short-term unsecured loan of $28 million to Scorpion, increased to $80 million in December 2009. Additional loans were provided during 2010 and total outstanding at May 31, 2010 was $240 million at which time Seadrill obtained a controlling interest in Scorpion. The loan was repaid during the third quarter of 2010.. Interest payable, agreed on an arms-length basis amounted to $5 million in 2010 in the period prior to obtaining control of Scorpion. $1.0 million of interest was payable to Scorpion in the twelve months ended December 31, 2009.

Frontline provides management support and administrative services for the Company, and charged the Company fees of $2 million, $1 million and $0 million for these services in the years 2011, 2010 and 2009, respectively. These amounts are included in "General and administrative expenses".